UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2022

Welltower Inc.
Welltower OP LLC
(Exact name of registrant as specified in its charter)

Welltower Inc.

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Welltower OP LLC

Delaware	333-264093-01	88-1538732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419)
247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Welltower Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Welltower OP LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.800% Notes due 2028	WELL/28	New York Stock Exchange
4.500% Notes due 2034	WELL/34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
Effective on May 24, 2022, Welltower OP Inc. (“Welltower OP”), a wholly owned subsidiary of Welltower Inc. (“New Welltower” or the “Company”), converted from a Delaware corporation into a Delaware limited liability company named Welltower OP LLC (the “LLC Conversion”) pursuant to
Section 18-214
of the Delaware Limited Liability Company Act (the “DLLCA”). In accordance with
Section 18-214(g)
of the DLLCA, for all purposes of the laws of the State of Delaware, Welltower OP LLC is deemed to be the same entity as Welltower OP Inc. and the LLC Conversion constitutes a continuation of the existence of Welltower OP Inc. in the form of a limited liability company. Following the LLC Conversion, New Welltower’s business continues to be conducted through Welltower OP and New Welltower does not have substantial assets or liabilities, other than through its investment in Welltower OP. The purpose of this Current Report is to disclose matters in connection with the completion of the LLC Conversion. Unless the context requires otherwise, references in this Current Report to “we,” “us” and “our” are to New Welltower and Welltower OP, together with its subsidiaries.

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
LLC Conversion
As disclosed above, the LLC Conversion became effective on May 24, 2022. New Welltower owns 100% of the membership interests (“OP Units”) of, is the sole member of and will exercise exclusive control over Welltower OP.
Following the LLC Conversion, the business and management of Welltower OP are identical to the business and management of Welltower OP immediately before the LLC Conversion, and New Welltower will continue to conduct its business exclusively through Welltower OP. The consolidated assets and liabilities of Welltower OP immediately following the LLC Conversion are identical to the consolidated assets and liabilities of Welltower OP immediately before the LLC Conversion. None of the properties owned by Welltower OP or its subsidiaries or any interests therein have been or will be transferred as part of the LLC Conversion. All material indebtedness of Welltower OP immediately prior to the LLC Conversion is expected to be indebtedness of Welltower OP after the LLC Conversion. Welltower OP is expected to remain the borrower under its $4,000,000,000 unsecured revolving credit facility, $500,000,000 unsecured term loan facility and CAD 250,000,000 unsecured term loan facility, and Welltower OP will remain the obligor under all of its outstanding senior notes. New Welltower is not expected to have material assets or liabilities other than through its investment in Welltower OP.
Limited Liability Company Agreement
At the effective time of the LLC Conversion, New Welltower entered into a Limited Liability Company Agreement of Welltower OP (the “LLC Agreement”) as the initial member (the “Initial Member”). A summary of material terms of the LLC Agreement is set forth below.
Management of Welltower OP
All management powers over the business and affairs of Welltower OP are and will be exclusively vested in the board of directors of Welltower OP (the “Welltower OP Board”), subject to certain limited approval and voting rights of Welltower OP’s members (the “Members”). The Welltower OP Board’s powers include the ability to cause Welltower OP to enter into certain major transactions, including a merger or a sale of substantially all of the assets. All directors will be elected by the Initial Member, and other future Members of Welltower OP will have no right to elect the members of the Welltower OP Board.

The LLC Agreement requires Welltower OP to be operated in a manner that enables the Initial Member to satisfy the requirements for being classified as a real estate investment trust (a “REIT”) for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), and to ensure that Welltower OP will not be classified as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code.
Outside Activities of Welltower OP
Subject to certain exceptions, substantially all of the assets of the Initial Member will consist of its OP Units. The LLC Agreement shall not be deemed to prohibit the Initial Member from executing any guaranty of any debt incurred by Welltower OP or its subsidiaries.
Capitalization
The LLC Agreement initially provides for three classes of OP Units: Class A Common Units, LTIP Units, and Option Units (collectively, the “Units”). Class A Common Units are the general common class of Units (not specifically designated by the Welltower OP Board as being of another specified class of Units), and each Class A Common Unit represents the ownership of an underlying single share in Welltower OP with a par value of one cent ($0.01), as described further below. LTIP Units are a form of compensatory membership interests, as described further below. Option Units are a form of membership interest intended to give their holders the benefits of appreciation in the value of the Class A Common Units from the time of issuance of the Option Units, described further below. Distributions with respect to the Units will generally mirror distributions with respect to common stock, par value $0.01 per share, of the Initial Member (“New Welltower Common Stock”), except for Option Units which will not be entitled to any distributions until they vest and are converted into LTIP Units.
Under the LLC Agreement, the Welltower OP Board will be authorized to cause Welltower OP to issue additional Units or other membership interests in Welltower OP to its Members, including the Initial Member and its affiliates, or other persons. Units or other membership interests may be issued in one or more classes or in one or more series of any class, with designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to one or more other classes or series of membership interests, as determined by the Welltower OP Board, subject to Delaware law, in its sole and absolute discretion without the approval of any Member, subject to limitations described below. No Unit or membership interest in Welltower OP may be issued to the Initial Member, unless:

•
Welltower OP issues Units or other membership interests in connection with the grant, award or issuance of stock or other equity interests in the Initial Member having designations, preferences and other rights such that the economic interests attributable to the newly issued stock or other equity interests in the Initial Member are substantially similar to the designations, preferences and other rights, except voting rights, of the membership interests issued to the Initial Member; or

•
Welltower OP issues the additional membership interests to all Members holding membership interests in the same class or series in proportion to their respective percentage interests in that class or series.

Under the LLC Agreement, the Initial Member is obligated to contribute the net proceeds of any future offering of shares of New Welltower Common Stock as additional capital to Welltower OP.
LTIP Units
LTIP Units are a special class of units of Welltower OP that are structured in a manner intended to qualify as “profits interests” for federal income tax purposes. LTIP Units may be subject to vesting, forfeiture and additional restrictions on transfer as determined prior to grant. Generally, LTIP Units receive the same per unit profit distributions as the outstanding Class A Common Units beginning as of the date specified in the vesting agreement pursuant to which the LTIP Units are issued (the “Distribution Participation Date”). Net income and net loss is allocated to each LTIP Unit from the Distribution Participation Date for such LTIP Unit in amounts per LTIP Unit equal to the amounts allocated per Class A Common Unit for the same period, with certain exceptions, including special allocations as provided under the LLC Agreement.

Welltower OP shall maintain a capital account balance for each LTIP Unit as of the date of grant, and a corresponding
“Book-Up
Target,” which will generally correspond to the capital account balance of Initial Member on a per unit basis, and the
Book-Up
Target will be reduced by certain specified allocations and forfeitures until the LTIP Unit capital account balance has reached parity with the capital account balance of the Initial Member on a per unit basis (as provided in the LLC Agreement), and the
Book-Up
Target equals zero. Welltower OP will maintain at all times a one-to-one
correspondence between LTIP Units and Class A Common Units for conversion, distribution and other purposes, except as provided in the LLC Agreement, and will make corresponding adjustments to the LTIP Units to maintain such correspondence upon the occurrence of certain specified adjustment events. A holder of LTIP Units has the right to convert all or a portion of vested LTIP Units into Class A Common Units, which are then subsequently exchangeable for New Welltower Common Stock, as provided in the LLC Agreement. Notwithstanding the foregoing, in no event may a holder of LTIP Units convert a vested LTIP Unit the
Book-Up
Target of which has not been reduced to zero.
LTIP Units are not entitled to the redemption right described below but any Class A Common Units into which LTIP Units are converted are entitled to this redemption right. LTIP Units, generally, vote with the Class A Common Units and do not have any separate voting rights except in connection with actions that would materially and adversely affect the rights of the LTIP Units.
Option Units
Option Units are a special class of units of Welltower OP that are structured in a manner intended to qualify as “profits interests” for federal income tax purposes. Option Units may be subject to vesting, forfeiture and additional restrictions on transfer as determined prior to grant. Option Units do not receive any distributions unless and until such Option Units have vested and have been converted into vested LTIP Units. Once converted, the holder of each vested LTIP Unit is entitled to receive distributions subject to the terms of LTIP Units set forth above. Option Units are not entitled to allocation of net income or net loss, but are entitled to special allocations as provided under the LLC Agreement.
Each vested Option Unit has the right to be converted into the number of vested LTIP Units equal to the excess of the value of a share of New Welltower Common Stock as of the date of conversion over the amount specified as the “Option Unit Participation Threshold” (as defined in the option unit vesting agreement or other documentation pursuant to which such Option Unit is granted) divided by the value of a share of New Welltower Common Stock as of the date of issuance of such Option Unit. A holder of Option Units has the right, at any time, to convert all or a portion of vested Option Units into vested LTIP Units which are subsequently exchangeable for Class A Common Units which are subsequently exchangeable for New Welltower Common Stock.
Option Units are not entitled to the redemption right described below until such Option Units have been converted into LTIP Units and such LTIP Units have been converted into Class A Common Units. Option Units, generally, vote with the Class A Common Units and do not have any separate voting rights except in connection with actions that would materially and adversely affect the rights of the Option Units.
Additional Members; Property Acquisitions
In the future, some of New Welltower’s property acquisitions could be financed by issuing OP Units in exchange for properties owned by third parties. Such third parties would then generally be entitled to share in cash distributions from, and in the profits and losses of, Welltower OP in proportion to their respective percentage interests in Welltower OP as and when the Welltower OP Board deems appropriate or desirable in its sole discretion. As of May 24, 2022, New Welltower owned 100% of the outstanding OP Units. To the extent Welltower OP acquires any property (or an indirect interest therein), persons who receive OP Units in exchange for the property or their interest in the entity owning the property will be deemed to have been admitted as additional Members in accordance with the LLC Agreement and will be deemed to have made capital contributions as provided in the applicable acquisition agreement (or if not so provided, as determined by the Welltower OP Board in its sole and absolute discretion) and as set forth in the member registry. No person will be admitted as an additional Member without the consent of Welltower OP, which consent will be given or withheld in Welltower OP’s sole and absolute discretion.

Transferability of Interests
Members may not transfer their membership interests without the consent of Welltower OP except in a permitted transfer, as described in the LLC Agreement. Permitted transfers include, but are not limited to, transfers to family members or trusts for the benefit of or owned by such family members; as a gift; to heirs upon death; to members or stockholders of a member that is an entity; to another member; or to a lender in a secured loan transaction.
The Initial Member generally may not transfer any of its membership interests or withdraw from Welltower OP, except as described under “Transfers by the Welltower OP and New Welltower; Extraordinary Transactions” below.
Indemnification
To the fullest extent permitted by law, Welltower OP will indemnify New Welltower, directors and officers of Welltower OP, Members, any direct or indirect trustee, manager, director, officer, employee, member, partner or stockholder of Welltower OP, New Welltower or a Member, and any persons the Welltower OP Board or New Welltower may designate from time to time in its sole and absolute discretion (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and other legal fees and expenses), judgments, fines, settlements and other amounts incurred by the Indemnitee arising from any and all claims relating to Welltower OP, New Welltower or the direct or indirect operation of, or the direct or indirect ownership of property by, the Indemnitee, Welltower OP or New Welltower as set forth in the LLC Agreement in which any such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, as long as (i) such Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be within the scope of authority conferred upon such Indemnitee pursuant to this Agreement, and (ii) such Indemnitee’s act or omission (if any) from which such loss, claim, damage, judgment, fine or liability arises does not constitute willful misconduct, gross negligence, bad faith or fraud by such Indemnitee.
Transfers by the Welltower OP Board and New Welltower; Extraordinary Transactions
New Welltower may not transfer any of its membership interests or withdraw from Welltower OP, except (i) in connection with an Extraordinary Transaction as described below, (ii) in connection with any merger (including a triangular merger), consolidation or other combination with or into another person following the consummation of which the equity holders of the surviving entity are substantially identical to the stockholders of New Welltower, (iii) with the consent of Members (other than New Welltower and any other Members that directly or indirectly control New Welltower or are directly or indirectly controlled by New Welltower) holding a majority of Class A Common Units of Welltower OP; or (iv) to any person that is, at the time of such transfer, an affiliate of New Welltower that is controlled by the New Welltower.
The LLC Agreement restricts New Welltower from engaging in any merger (including, without limitation, a triangular merger), consolidation or other combination with or into another person, sale of all or substantially all of its assets (other than in a transaction that is effected solely to change the Initial Member’s state of organization or organizational form) or any reclassification, recapitalization or other change in outstanding Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of Conversion Factor (as defined in the LLC Agreement)) (each, a “Extraordinary Transaction”), unless:
(i)    in connection with such Extraordinary Transaction all Members either will receive, or will have the right to receive, for each OP Unit, cash, securities or other property in the same form as, and equal in amount to the product of the Conversion Factor and the greatest amount of, the cash, securities or other property paid to a holder of shares of capital stock of New Welltower (“Share”), if any, corresponding to such OP Unit in consideration of one such Share at any time during the period from and after the date on which the Extraordinary Transaction is consummated; provided, however, that if in connection with the Extraordinary Transaction, a purchase, tender or exchange offer will have been made to and accepted by the holders of the percentage required for the approval of mergers under the organizational documents of New Welltower, each holder of OP Units will receive, or will have the right to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised the redemption right and received Shares in exchange for its OP Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer;
(ii)    all of the following conditions are met: (a) substantially all of the assets directly or indirectly owned by the surviving entity are owned directly or indirectly by Welltower OP or another limited liability company or limited partnership which is the survivor of a merger, consolidation or combination of assets with Welltower OP (in each case, the “Surviving Company”); (b) the Members that held OP Units immediately prior to the consummation of such Extraordinary Transaction own a percentage interest of the Surviving Company based on the relative fair market value of the net assets of Welltower OP and the other net assets of the Surviving Company immediately prior to the consummation of such transaction; (c) the rights, preferences and privileges in the Surviving Company of such Members are at least as favorable as those in effect with respect to the OP Units immediately prior to the consummation of such transaction and as those applicable to any non-managing
members or limited partners of the Surviving Company; and (d) the rights of such Members include at least one of the following: (x) the right to redeem their interests in the Surviving Company for the consideration available to such persons pursuant to clause (i) above or (y) the right to redeem their interests in the Surviving Company for cash on terms substantially equivalent to those in effect with respect to their OP Units immediately prior to the consummation of such transaction, or, if the ultimate controlling person of the Surviving Company has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the determination of relative fair market value of such securities and Shares; or
(iii)    New Welltower is the surviving entity in the Extraordinary Transaction and the holders of Shares do not receive cash, securities, property or other consideration in the Extraordinary Transaction.
Redemption Rights
Pursuant to the LLC Agreement, holders of Class A Common Units (other than the Initial Member and its subsidiaries) generally have the right, commencing one year from the date of issuance of such Class A Common Units (or such shorter period as determined by the Welltower OP Board), to cause Welltower OP to redeem their Class A Common Units in exchange for redemption consideration as described in more detail below. Members may exercise the redemption right from time to time without limitation as to frequency with respect to all or part of the Units they own, but may not exercise the redemption right for fewer than 1,000 Units at any given time or, if such Member holds less than 1,000 Units, all the Units owned by such Member. The number of shares of New Welltower Common Stock issuable upon redemption of Units may be adjusted upon the occurrence of certain events such as stock dividends, stock subdivisions or combinations.
Unless the Initial Member elects to assume and perform Welltower OP’s obligation with respect to the Unit redemption right, as described below, a Member exercising the redemption right will receive cash from Welltower OP in an amount equal to the market value of New Welltower Common Stock for which the Units would have been redeemed if the Initial Member had assumed and satisfied Welltower OP’s obligation by paying shares of New Welltower Common Stock, as described below. The market value of New Welltower Common Stock for this purpose (assuming a market then exists) will be equal to the average of the closing trading price of New Welltower Common Stock on the New York Stock Exchange for the 10 trading days before the day on which Welltower OP received the redemption notice.
The Initial Member may elect to assume and perform Welltower OP’s obligation to acquire the OP Units being redeemed in exchange for either cash in the amount specified above or a number of shares of New Welltower Common Stock equal to the number of OP Units offered for redemption, adjusted to take into account prior stock dividends or any subdivisions or combinations of New Welltower Common Stock.

Distributions
The LLC Agreement provides that Welltower OP will distribute the operating income of Welltower OP as the Welltower OP Board determines in its sole and absolute discretion is appropriate for distribution to the Initial Member and the other Members in accordance with their respective percentage interests in Welltower OP. The Welltower OP Board may cause Welltower OP to make distributions to Members, including the Initial Member, as necessary to enable the Initial Member to satisfy the requirements for qualification as a REIT under the Code and avoid any federal income or excise tax liability.
Upon the liquidation of Welltower OP, after payment of debts and obligations, any remaining assets of Welltower OP will be distributed to the holders of the Units that are entitled to any preference in distribution upon liquidation in accordance with the rights of any such class or series, and the balance, if any, will be distributed to the other Members in accordance with their capital accounts, after giving effect to all contributions, distributions and allocations for all periods.
The foregoing summary of the LLC Agreement does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the LLC Agreement, which is filed herewith as Exhibit 3.2.

Item 3.03	Material Modification of Rights of Securityholders.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.
The executive officers of Welltower OP immediately before the LLC Conversion continue serve in the same positions and hold the same titles with Welltower OP immediately after the LLC Conversion.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting of Shareholders held on May 23, 2022 (the “Annual Meeting”), the shareholders of the Company elected the ten directors nominated by the board of directors of the Company to serve until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The shareholders also approved the amendment to the Certificate of Incorporation of Welltower OP Inc. to remove the provision requiring Welltower Inc. shareholders to approve amendments to the Welltower OP Inc. Certificate of Incorporation and other extraordinary transactions involving Welltower OP Inc. The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2022 (the “2022 Proxy Statement”).
The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes,
for each matter voted upon by the Company’s shareholders.

Proposal #1 — The election of ten directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	356,755,249	31,791,256	228,464	26,946,405
Karen B. DeSalvo	387,652,042	926,476	196,451	26,946,405
Philip L. Hawkins	386,104,487	2,440,135	230,347	26,946,405
Dennis G. Lopez	386,829,419	1,710,423	235,127	26,946,405
Shankh Mitra	387,704,746	853,686	216,537	26,946,405
Ade J. Patton	386,081,122	2,465,437	228,410	26,946,405
Diana W. Reid	386,124,822	2,453,051	197,096	26,946,405
Sergio D. Rivera	386,011,311	2,547,511	216,147	26,946,405
Johnese M. Spisso	380,285,948	8,265,910	223,111	26,946,405
Kathryn M. Sullivan	384,678,331	3,892,710	203,928	26,946,405
Each of the directors was elected at the Annual Meeting.
Proposal #2 — The approval of an amendment to the Certificate of Incorporation of Welltower OP Inc. to remove the provision requiring Welltower Inc. shareholders to approve amendments to the Welltower OP Inc. Certificate of Incorporation and other extraordinary transactions involving Welltower OP Inc:

For	Against	Abstentions	Broker Non-Votes
387,019,228	1,296,065	459,676	26,946,405
This proposal was approved at the Annual Meeting.
Proposal #3 — The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstentions	Broker Non-Votes
396,236,828	19,098,524	386,022	0
This proposal was approved at the Annual Meeting.
Proposal #4 — The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the 2022 Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
329,458,606	58,565,358	751,005	26,946,405
This proposal was approved at the Annual Meeting.

Item 8.01	Other Events.
The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.
Federal Income Tax Considerations
The Company is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations relating to the Company’s qualification and taxation as a REIT and federal income taxation of holders of the Company’s common stock, depositary shares, debt securities, and warrants. The description contained in Exhibit 99.1 to this Form
8-K
replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its security holders contained in Exhibit 99.1 to the Company’s Form
8-K12B
filed on April 1, 2022 to the extent that they are inconsistent with the description contained in this Form
8-K.

Forward-Looking Statements
This Current Report on Form
8-K
contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements, including, but not limited to, statements regarding the impacts of the LLC Conversion on our financial condition, business operations, financial statements and outstanding securities and our ability to realize the expected benefits of LLC Conversion, are not guarantees of future performance and involve risks and uncertainties that may cause our actual results to differ materially from our expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, the risk that changes in legislation or regulations may change the tax consequences of the LLC Conversion and those factors discussed in our reports filed from time to time with the Securities and Exchange Commission. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits .
(d) Exhibits.

3.1	Certificate of Formation of Welltower OP LLC.

3.2	Limited Liability Company Agreement of Welltower OP LLC, dated as of May 24, 2022.

99.1	Taxation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Executive Vice President - General Counsel & Corporate Secretary

WELLTOWER OP LLC

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	President
Date: May 24, 2022